UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2020

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)

(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-224749) filed by Target Corporation with the Securities and Exchange Commission. On March 31, 2020, Target Corporation issued $1,500,000,000 aggregate principal amount of 2.250% Notes due 2025 (the “2025 Notes”) and $1,000,000,000 aggregate principal amount of 2.650% Notes due 2030 (together with the 2025 Notes, the “Notes”). This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.

(d)       Exhibits

Exhibit No.	Description	Location

1.1	Underwriting Agreement dated March 26, 2020	Filed herewith

4.1	Form of 2.250% Notes due 2025	Filed herewith

4.2	Form of 2.650% Notes due 2030	Filed herewith

5.1	Opinion of Faegre Drinker Biddle & Reath LLP	Filed herewith

23.1	Consent of Opinion of Faegre Drinker Biddle & Reath LLP (included as part of Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: March 31, 2020	By	/s/ Don H. Liu
Don H. Liu
Executive Vice President, Chief Legal & Risk Officer and Corporate Secretary

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